Evergreen Emerging Growth Fund Annual Report as of September 30, 2002

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
8	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENT OF CHANGES IN NET ASSETS
20	NOTES TO FINANCIAL STATEMENTS
24	INDEPENDENT AUDITORS’ REPORT

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

November 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholder,

We are pleased to provide the annual report for the Evergreen Emerging Growth Fund, which covers the 12-month period ended September 30, 2002.

Market analysis

The past 12-month period has arguably been one of the most difficult periods in the history of the equity markets. Investors have been confronted with terrorism, a slowing economy, weak earnings, accounting scandals, and the possibility of war with Iraq. In attempting to deal with each of these obstacles, the equity markets have alternately plunged and surged.

The first challenge for equity investors over the past year was the aftermath of September 11. After a significant sell-off, the equity markets soared in the fourth quarter of 2001. Low rates, mild inflation and purchase incentives propelled consumption higher, while signs of an economic rebound improved investor confidence. Solid gains, though, were quickly put into question as Enron’s financial irregularities emerged. At first, it appeared the accounting problems at Enron and its auditor, Arthur Andersen, would just be an isolated incident. But as details surfaced, and other instances of corporate misdeeds arose, investors were soon glued to their televisions watching Congressional hearings. Investor confidence fell, and the markets lost momentum.

Signs of economic strength, however, were very evident in early 2002. Improved activity was seen in manufacturing, and retail sales continued to surprise on the upside. In addition, the U.S. appeared to have attained initial success in the war against terror, as the Taliban was ousted from control in Afghanistan. All of these positives were soon lost on investors as the second quarter witnessed a stark slowdown in economic growth and the accounting scandals widened with WorldCom’s announcement of more than $3 billion in erroneous

LETTER TO SHAREHOLDERS continued

accounting. This proved to ultimately break the spirit of investors, who began to question the veracity of all management teams throughout corporate America. As a result, performance in July was exceptionally poor, as disappointing second quarter economic statistics were accompanied by little momentum in corporate earnings. In Washington, President Bush signed the Sarbanes-Oxley Act of 2002, which among other things, required corporate CEOs and CFOs to attest to the accuracy of their financial statements on a quarterly basis. We believe this will prove to be a monumental initial step in improving investor confidence going forward.

Fears of terrorism and escalating tensions with Iraq, however, soon overwhelmed corporate credibility as the major enemies of the equity markets. Drastically reduced earnings expectations compounded investors’ fears, and by the close of the third quarter, each of the major market indexes lost more than 15% during the quarter.

We continue to project a moderate economic recovery, with gross domestic product (GDP) growth in the range of 3% through next year. Accompanying this level of growth could be continued low inflation and a Federal Reserve Board that could remain accommodating into early 2003. Moreover, this pace of recovery will likely provide investors with a return to more “normal” levels of profitability for U.S. corporations. We believe operating earnings for companies in the Standard & Poor’s 500 Index should increase in the range of 7% into next year, representing a return to historical trend rates of growth. These earnings per share (EPS) gains should be led by moderate improvement in demand, major cost cutting programs during the recession, and solid levels of productivity growth. The integrity of earnings should also be much improved.

Given this scenario, we encourage investors to remain fully diversified according to investment styles and asset classes. Proper asset allocation has proven over time to be the most successful strategy in order to participate in gains while minimizing risk. These times are challenging, and we believe the best way to position portfolios is to maintain their long-term investment strategies, paying particular attention to the investor’s time horizon. As the

LETTER TO SHAREHOLDERS continued

financial markets become more comfortable with the fundamentals of the moderate recovery, and geopolitical risks begin to subside, we believe disciplined, long-term investors will potentially be rewarded for their patience.

Diversification remains important

An environment like the past 12 months offers many reasons for building and maintaining a diversified portfolio, rather than trying to make investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) could be an appropriate tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of September 30, 2002

“As we look ahead, we believe certain sectors may emerge as the new market leaders. For example, consumer and healthcare stocks could benefit from a demographic shift and the likelihood of continued innovation. As we seek companies for the portfolio, we believe that investing from this point could result in strong returns over the next three to five years.”

MANAGEMENT TEAM

J. Gary Craven, CFA
Small/Mid Cap Growth Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 9/11/1935
	Class A	Class B	Class C	Class I
Class Inception Date	1/20/1998	9/11/1935	1/26/1998	1/26/1998

Average Annual Returns*

1 year with sales charge	-19.24%	-19.46%	-16.63%	N/A

1 year w/o sales charge	-14.37%	-15.22%	-14.93%	-14.41%

5 year	-8.07%	-7.75%	-7.53%	-6.77%

10 year	5.28%	5.55%	5.58%	6.02%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A
		Front End	CDSC	CDSC

*Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

2 Source: 2002 Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 9/30/2002.

The equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Emerging Growth Fund Class A shares,1 versus a similar investment in the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).

The Russell 2000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of September 30, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of -14.37% for the 12-month period ended September 30, 2002, excluding any applicable sales charges. During the same period, the Russell 2000 Growth Index returned -18.16%, while the median return of the funds in Lipper’s mid cap growth category was -17.34%. Lipper Inc. is an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 9/30/2002)

Total Net Assets	$485,759,840

Number of Holdings	89

Beta	1.27

R-squared	0.44

P/E Ratio	20.7x

What was the investment environment like during the period?

It was a difficult period for stocks, as investors were concerned about the relatively slow pace of economic growth, tensions in the Middle East and issues about corporate governance. Early in the period, it appeared that the economic recovery was on track, and investors were hopeful that corporate capital spending would pick up later in 2002. As the fiscal year progressed, however, economic data was mixed. Corporations did not significantly boost spending or replenish their inventories. Even consumer spending, which had been the bright spot in the economy for more than a year, began to weaken. In this environment, investors became more risk-averse and money flows into the stock market declined substantially. As a result, the general trend of the stock market over the 12 months was down.

How did you manage the fund in this environment?

Because upswings in small and mid cap stocks tend to occur in short bursts, we position the fund to potentially take advantage of any upturn in the market when it occurs. Therefore, we maintained our exposure to growth stocks while at the same time managing downside risk. To achieve this, we emphasized companies with sustainable earnings growth and reduced our weighting in more volatile areas, such as technology. Underweighting technology helped the fund’s performance.

TOP 5 SECTORS
(as a percentage of 9/30/2002 net assets)

Consumer Discretionary	32.2%

Health Care	19.1%

Industrials	15.1%

Information Technology	9.6%

Financials	6.6%

Where did you find the most opportunity?

We increased the fund’s commitment to consumer discretionary stocks, which were the best performers in the fund. Consumer spending was the primary driver of the economy during the period, as consumers gained more disposable income as a result of declining interest rates. We overweighted the fund relative to the index in retailers, with companies such as Bed Bath & Beyond, Chicos Fas, Inc. and Hot Topic aiding performance. In the restaurant area, we took significant positions in Cheesecake Factory, Darden Restaurants and Sonic Corporation.

Healthcare was another area of outperformance. We increased our weighting

PORTFOLIO MANAGER INTERVIEW continued

in biotechnology and medical devices, areas that tend to be less economically sensitive and that have the potential for good market growth. The biggest contributors to the fund’s results were Charles River Labs, Cyberonics, Inc., Intermune, Inc. and Invitrogen Corporation. We de-emphasized healthcare services because we had concerns about reimbursement rates and the financial condition of state agencies such as Medicaid.

Select stocks in a number of other sectors also benefited performance. For example, education stocks did well. Our largest holding in this area, Career Education, a for-profit post-secondary education company, rose more than 20% in the last six months of the fiscal year. We had a relatively small position in gold stocks, which tend to move in the opposite direction of the stock market. This small weighting had a noticeably positive impact on the fund’s performance. As valuations in the technology area became attractive, we invested in companies that we believe have good long-term growth prospects. One such company is Concord EFS, a payment processing company that may be poised to do well as electronic payment through credit and debit cards becomes more pervasive.

What held back performance?

Even though we were underweighted in technology relative to the fund’s benchmark, technology stocks produced the biggest losses for the fund. Novellus Systems, Qlogic and McData were some of the companies that were hurt by the general downturn in technology. On a more positive note, Nextel, a telecommunications company, aided the fund’s results. While most telecommunications companies suffered, Nextel’s business fundamentals are in order, and we believe the company has the potential to prosper and grow. Nextel’s stock rose more than 40% over the last six months of the fiscal year.

TOP 10 HOLDINGS
(as a percentage of 9/30/2002 net assets)

XTO Energy, Inc.	2.7%

Harman International Industries, Inc.	2.3%

Concord EFS, Inc.	2.3%

Nextel Communications, Inc.	2.2%

Brown & Brown, Inc.	2.2%

Tidewater, Inc.	2.1%

Hot Topic, Inc.	2.1%

Chico’s FAS, Inc.	2.1%

QLogic Corp.	2.0%

Darden Restaurants, Inc.	1.9%

What is your outlook for the next 12 months?

We believe the prerequisites for economic growth are in place. Inventories have declined substantially, and lower interest rates have significantly reduced the cost of borrowing money for businesses and consumers. In many cases, stock valuations are at very attractive levels relative to other investments; however, the return to growth stocks is not yet apparent. As we look ahead, we believe certain sectors may emerge as the new market leaders. For example, consumer and healthcare stocks could benefit from a demographic shift and the likelihood of continued innovation. As we seek companies for the portfolio, we believe that investing from this point could result in strong returns over the next three to five years.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1,2]
CLASS A
Net asset value, beginning of period	$3.48	$10.57	$6.47	$5.72	$7.75
Income from investment operations
Net investment loss	-0.03	-0.02	-0.04	-0.04	-0.04
Net realized and unrealized gains or losses on securities	-0.47	-3.73	4.14	1.97	-1.99
Total from investment operations	-0.50	-3.75	4.10	1.93	-2.03

Distributions to shareholders from
Net realized gains	0	-3.34	0	-1.18	0

Net asset value, end of period	$2.98	$3.48	$10.57	$6.47	$5.72
Total return[3]	-14.37%	-46.35%	63.37%	39.74%	-26.19%
Ratios and supplemental data
Net assets, end of period (millions)	$460	$574	$1,110	$712	$589
Ratios to average net assets
Expenses[4]	1.18%	1.05%	1.01%	1.17%	1.15%[5]
Net investment loss	-0.67%	-0.41%	-0.46%	-0.63%	-0.50%[5]
Portfolio turnover rate	179%	181%	220%	125%	97%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  For the period from January 20, 1998 (commencement of class operations), to September 30, 1998.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS B
Net asset value, beginning of period	$3.35	$10.35	$6.39	$5.69	$9.44
Income from investment operations
Net investment loss	-0.05	-0.06	-0.11	-0.07	-0.07
Net realized and unrealized gains or losses on securities	-0.46	-3.60	4.07	1.95	-2.90
Total from investment operations	-0.51	-3.66	3.96	1.88	-2.97

Distributions to shareholders from
Net realized gains	0	-3.34	0	-1.18	-0.78

Net asset value, end of period	$2.84	$3.35	$10.35	$6.39	$5.69
Total return[2]	-15.22%	-46.54%	61.97%	38.95%	-33.91%
Ratios and supplemental data
Net assets, end of period (millions)	$21	$35	$81	$107	$200
Ratios to average net assets
Expenses[3]	1.92%	1.80%	1.77%	1.93%	1.36%
Net investment loss	-1.43%	-1.17%	-1.23%	-1.35%	-0.89%
Portfolio turnover rate	179%	181%	220%	125%	97%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1,2]
CLASS C
Net asset value, beginning of period	$3.35	$10.36	$6.39	$5.70	$7.73
Income from investment operations
Net investment loss	-0.05	-0.06	-0.12	-0.07	-0.10
Net realized and unrealized gains or losses on securities	-0.45	-3.61	4.09	1.94	-1.93
Total from investment operations	-0.50	-3.67	3.97	1.87	-2.03

Distributions to shareholders from
Net realized gains	0	-3.34	0	-1.18	0

Net asset value, end of period	$2.85	$3.35	$10.36	$6.39	$5.70
Total return[3]	-14.93%	-46.60%	62.13%	38.65%	-26.26%
Ratios and supplemental data
Net assets, end of period (millions)	$4	$4	$9	$2	$4
Ratios to average net assets
Expenses[4]	1.92%	1.80%	1.76%	1.93%	1.90%[5]
Net investment loss	-1.43%	-1.18%	-1.20%	-1.36%	-1.32%[5]
Portfolio turnover rate	179%	181%	220%	125%	97%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  For the period from January 26, 1998 (commencement of class operations), to September 30, 1998.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1,2]
CLASS I3
Net asset value, beginning of period	$3.54	$10.64	$6.51	$5.74	$7.73
Income from investment operations
Net investment loss	-0.02	-0.01	-0.02	-0.03	-0.02
Net realized and unrealized gains or losses on securities	-0.49	-3.75	4.15	1.98	-1.97
Total from investment operations	-0.51	-3.76	4.13	1.95	-1.99

Distributions to shareholders from
Net realized gains	0	-3.34	0	-1.18	0

Net asset value, end of period	$3.03	$3.54	$10.64	$6.51	$5.74
Total return	-14.41%	-46.06%	63.44%	40.01%	-25.74%
Ratios and supplemental data
Net assets, end of period (millions)	$2	$2	$5	$2	$1
Ratios to average net assets
Expenses[4]	0.93%	0.80%	0.77%	0.92%	0.91%[5]
Net investment loss	-0.43%	-0.18%	-0.21%	-0.42%	-0.33%[5]
Portfolio turnover rate	179%	181%	220%	125%	97%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  For the period from January 26, 1998 (commencement of class operations), to September 30, 1998.

3.  Effective at the close of business May 11, 2001, Class\x11 Y shares were renamed as Institutional shares (Class I).

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

September 30, 2002

	Shares	Value

COMMON STOCKS - 96.8%
CONSUMER DISCRETIONARY - 32.2%
Auto Components - 3.2%
Advanced Auto Parts *(p)	151,500	$ 7,990,110
Superior Industries International, Inc.	158,300	7,452,764
15,442,874
Hotels, Restaurants & Leisure - 6.7%
Cheesecake Factory, Inc. *	214,600	6,401,518
Darden Restaurants, Inc.	388,099	9,407,520
Harrah’s Entertainment, Inc. *	99,400	4,792,074
International Game Technology *	39,400	2,724,116
Ruby Tuesday, Inc.	188,600	3,541,908
Shuffle Master, Inc. *(p)	306,900	5,711,409
32,578,545
Household Durables - 4.3%
Centex Corp. (p)	192,500	8,537,375
Harman International Industries, Inc.	215,700	11,162,475
Mohawk Industries, Inc. *	26,900	1,335,585
21,035,435
Media - 2.5%
Belo Corp.	90,900	1,988,892
Hispanic Broadcasting Corp. *	232,600	4,337,990
Ticketmaster, Class B *	295,000	4,498,750
Univision Communications, Inc., Class A *(p)	43,500	991,800
11,817,432
Multi-line Retail - 3.5%
Chico’s FAS, Inc. *(p)	645,500	10,282,815
Dollar Tree Stores, Inc. *	305,000	6,722,200
17,005,015
Specialty Retail - 10.1%
Abercrombie & Fitch Co., Class A *	443,900	8,731,513
Bed Bath & Beyond, Inc. *	108,500	3,533,845
Fastenal Co. *(p)	171,700	5,422,286
Hot Topic, Inc. *(p)	571,000	10,295,130
Pacific Sunwear of California *(p)	235,500	4,794,780
Ross Stores, Inc.	101,800	3,628,152
Sonic Corp. *	362,000	8,362,200
Urban Outfitters, Inc. (p)	183,000	4,445,070
49,212,976
Textiles & Apparel - 1.9%
Coach, Inc. *	248,000	6,348,800
Reebok International, Ltd. *(p)	113,800	2,850,690
9,199,490
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2002

	Shares	Value

CONSUMER STAPLES - 2.6%
Food & Drug Retailing - 0.7%
Performance Food Group Co. *(p)	103,300	$ 3,508,068
Food Products - 1.3%
McCormick & Co., Inc.	265,100	6,044,280
Personal Products - 0.6%
Alberto Culver Co., Class B	61,300	3,005,539
ENERGY - 4.5%
Energy Equipment & Services - 1.8%
Rowan Co., Inc.	197,900	3,688,856
Weatherford International, Ltd. *	146,400	5,437,296
9,126,152
Oil & Gas - 2.7%
XTO Energy, Inc.	633,400	13,054,374
FINANCIALS - 6.6%
Banks - 1.8%
Astoria Financial Corp.	48,600	1,185,840
Boston Private Financial Holdings, Inc. (p)	50,000	1,065,000
Mercantile Bankshares Corp.	85,800	3,274,986
North Fork Bancorp, Inc. (p)	83,020	3,141,477
8,667,303
Diversified Financials - 0.8%
Moody’s Corp.	77,900	3,778,150
Insurance - 2.8%
Arthur J. Gallagher & Co.	123,800	3,051,670
Brown & Brown, Inc. (p)	349,300	10,479,000
13,530,670
Real Estate - 1.2%
Prologis Trust REIT	239,000	5,953,490
HEALTH CARE - 19.1%
Biotechnology - 5.8%
Cephalon, Inc. *	97,100	3,963,622
Charles River Laboratories International, Inc. *(p)	91,800	3,603,150
Genzyme Corp. *	215,800	4,447,638
InterMune, Inc. *(p)	118,800	3,899,016
Invitrogen Corp. *	133,300	4,541,531
MedImmune, Inc. *	169,000	3,527,030
Scios, Inc. *(p)	165,000	4,199,250
28,181,237
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2002

	Shares	Value

Health Care Equipment & Supplies - 2.4%
Cyberonics, Inc. *(p)	221,300	$ 3,808,573
Stryker Corp.	59,900	3,450,240
Varian Medical Systems, Inc. *	104,800	4,505,352
Vivus, Inc. *	1,644	7,102
11,771,267
Health Care Providers & Services - 5.9%
AdvancePCS *	274,900	6,193,497
AmerisourceBergen Corp.	76,300	5,449,346
Anthem, Inc. *(p)	116,400	7,566,000
First Health Group Corp. *	201,500	5,464,680
Laboratory Corp. *	120,400	4,067,112
28,740,635
Pharmaceuticals - 5.0%
IVAX Corp. *	763,100	9,363,237
Medicis Pharmaceutical Corp., Class A *	117,600	4,806,312
Millennium Pharmaceuticals, Inc. *	474,518	4,422,508
Shire Pharmaceuticals Group, ADR *	126,600	3,135,882
Teva Pharmaceutical Industries, Ltd., ADR (p)	33,000	2,211,000
23,938,939
INDUSTRIALS - 15.1%
Aerospace & Defense - 1.4%
Alliant Techsystems, Inc. *	95,400	6,606,450
Air Freight & Couriers - 1.2%
Expeditors International of Washington, Inc.	206,100	5,758,434
Commercial Services & Supplies - 8.5%
Administaff, Inc. *(p)	247,200	951,720
Apollo Group, Inc. *	191,500	6,156,725
Arbitron, Inc. *	243,900	8,316,990
Career Education Corp. *	180,800	8,679,846
Concord EFS, Inc. *	702,400	11,154,112
H&R Block, Inc.	150,000	6,301,500
41,560,893
Industrial Conglomerates - 1.3%
Pentair, Inc.	168,500	6,263,145
Marine - 2.1%
Tidewater, Inc.	383,300	10,345,267
Road & Rail - 0.6%
U.S. Freightways Corp.	94,600	2,713,128
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2002

	Shares	Value

INFORMATION TECHNOLOGY - 9.6%
Communications Equipment - 0.4%
McDATA Corp., Class B *(p)	324,500	$ 1,781,505
Computers & Peripherals - 2.0%
QLogic Corp. *(p)	373,300	9,720,732
IT Consulting & Services - 0.6%
Amdocs, Ltd. *	453,000	2,899,200
Semiconductor Equipment & Products - 3.5%
Asyst Technologies, Inc. *(p)	427,100	2,579,684
Intersil Holding Corp., Class A *	557,100	7,220,016
Microchip Technology, Inc. *	203,650	4,164,642
Novellus Systems, Inc. *	161,500	3,360,815
17,325,157
Software - 3.1%
Intuit, Inc. *	88,800	4,043,064
Symantec Corp. *	174,700	5,882,149
THQ, Inc. *(p)	244,500	5,085,600
15,010,813
MATERIALS - 4.1%
Chemicals - 1.9%
Eastman Chemical Co.	149,600	5,710,232
Georgia Gulf Corp.	163,200	3,732,384
9,442,616
Metals & Mining - 2.2%
AngloGold, Ltd., ADR (p)	200,900	5,353,985
Newmont Mining Corp. (p)	189,200	5,204,892
10,558,877
TELECOMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 0.8%
IDT Corp. *(p)	250,000	4,075,000
Wireless Telecommunications Services - 2.2%
Nextel Communications, Inc., Class A *	1,396,300	10,542,064
Total Common Stocks		470,195,152
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2002

	Shares	Value

U.S. TREASURY OBLIGATIONS -- 0.0%
U.S. Treasury Bonds:
7.875%, 11/15/2007 (ppp)	$ 12,574	$ 12,684
5.50%, 8/15/2028 (ppp)	12,305	13,516
5.25%, 2/15/2029 (ppp)	12,307	13,096
U.S. Treasury Notes:
6.25%, 2/15/2007 (ppp)	36,903	42,704
7.875%, 11/15/2004 (ppp)	275,978	311,166
Total U. S. Treasury Obligations		393,166

	Shares

SHORT-TERM INVESTMENTS - 21.5%
MUTUAL FUND SHARES - 21.5%
Evergreen Institutional Money Market Fund (o)	4,565,665	4,565,665
Navigator Prime Portfolio (pp)	99,630,856	99,630,856
Total Short-Term Investments		104,196,521
Total Investments - (cost $572,841,560) - 118.3%		574,784,839
Other Assets and Liabilities - (18.3%)		(89,024,999)
Net Assets - 100.0%		$ 485,759,840

*	Non-income producing security
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received for securities on loan.
(ppp)	Represents non-cash collateral received for securities on loan.
(o)	The advisor of the fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.

Summary of Abbreviations:
ADR	American Depository Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002

Assets
Identified cost of securities	$ 572,841,560
Net unrealized gains on securities	1,943,279

Market value of securities	574,784,839
Receivable for securities sold	13,593,429
Receivable for Fund shares sold	1,408,393
Dividends and interest receivable	184,145
Prepaid expenses and other assets	74,063

Total assets	590,044,869

Liabilities
Payable for securities purchased	3,299,361
Payable for Fund shares redeemed	812,532
Payable for securities on loan	100,024,022
Advisory fee payable	6,903
Distribution Plan expenses payable	3,871
Due to other related parties	1,350
Accrued expenses and other liabilities	136,990

Total liabilities	104,285,029

Net assets	$ 485,759,840

Net assets represented by
Paid-in capital	$ 844,550,933
Undistributed net investment loss	(50,163)
Accumulated net realized losses on securities	(360,684,209)
Net unrealized gains on securities	1,943,279

Total net assets	$ 485,759,840

Net assets consists of
Class A	$ 459,869,400
Class B	20,780,220
Class C	3,521,027
Class I	1,589,193

Total net assets	$ 485,759,840

Shares outstanding
Class A	154,113,029
Class B	7,305,739
Class C	1,237,282
Class I	523,950

Net asset value per share
Class A	$ 2.98
Class A -- Offering price (based on sales charge of 5.75%)	$ 3.16
Class B	$ 2.84
Class C	$ 2.85
Class I	$ 3.03

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended September 30, 2002

Investment income
Dividends (net of foreign withholding taxes of $3,255)	$ 2,370,920
Securities lending income	469,535
Interest	326,253

Total investment income	3,166,708

Expenses
Advisory fee	3,004,427
Distribution Plan expenses
Class A	1,467,390
Class B	323,677
Class C	47,324
Administrative services fees	626,602
Transfer agent fee	1,595,997
Trustees’ fees and expenses	12,541
Printing and postage expenses	215,226
Custodian fee	149,958
Registration and filing fees	98,015
Professional fees	62,929
Other	59,251

Total expenses	7,663,337
Less: Expense reductions	(9,233)

Net expenses	7,654,104

Net investment loss	(4,487,396)

Net realized and unrealized losses on securities
Net realized loss on securities	(86,835,711)
Net change in unrealized gains or losses on securities	21,357,619

Net realized and unrealized losses on securities	(65,478,092)

Net decrease in net assets resulting from operations	$ (69,965,488)

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2002		2001

Operations
Net investment loss		$ (4,487,396)		$ (3,971,360)
Net realized losses on securities		(86,835,711)		(270,224,682)
Net change in unrealized gains or losses on securities		21,357,619		(277,570,398)

Net decrease in net assets resulting from operations		(69,965,488)		(551,766,440)

Distributions to shareholders from
Net realized gains
Class A		0		(339,810,638)
Class B		0		(25,155,520)
Class C		0		(2,532,082)
Class I*		0		(1,891,653)

Total distributions to shareholders		0		(369,389,893)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	30,375,212	105,234,643	53,169,870	280,758,747
Class B	2,036,941	7,477,498	2,274,041	11,458,231
Class C	19,533,707	71,148,702	14,829,972	63,097,485
Class I*	1,697,809	6,733,826	519,480	3,428,904

		190,594,669		358,743,367

Net asset value of shares issued in reinvestment of distributions
Class A	0	0	53,830,100	285,299,530
Class B	0	0	4,565,449	23,375,100
Class C	0	0	474,650	2,430,208
Class I*	0	0	349,519	1,876,920
		0		312,981,758
Automatic conversion of Class B shares to Class A shares
Class A	2,874,136	12,094,962	53,389	270,345
Class B	(3,002,072)	(12,094,962)	(53,389)	(270,345)

		0		0

Payment for shares redeemed
Class A	(43,974,953)	(164,191,411)	(47,276,383)	(251,212,860)
Class B	(2,333,741)	(8,404,251)	(4,027,759)	(20,201,088)
Class C	(19,559,586)	(71,434,425)	(14,866,688)	(63,754,058)
Class I*	(1,694,544)	(6,517,347)	(778,025)	(4,024,347)

		(250,547,434)		(339,192,353)

Net increase (decrease) in net assets resulting from capital share transactions		(59,952,765)		332,532,772

Total decrease in net assets		(129,918,253)		(588,623,561)
Net assets
Beginning of period		615,678,093		1,204,301,654

End of period		$ 485,759,840		$ 615,678,093

Undistributed net investment loss		$ (50,163)		$ (49,518)

* Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Emerging Growth Fund (the “Fund”) (formerly Evergreen Small Company Growth Fund) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

c. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is

NOTES TO FINANCIAL STATEMENTS continued

recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid a fee starting at 0.61% and declining to 0.26% as net assets increase.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended September 30, 2002, the Fund paid brokerage commissions of $683,275 to Wachovia Securities Inc.

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for Class B and Class C shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $1,071,518,694 and $1,130,871,487, respectively, for the year ended September 30, 2002.

The Fund loaned securities during the year ended September 30, 2002 to certain brokers. At September 30, 2002, the value of securities on loan and the value of collateral (including accrued interest) amounted to $93,386,026 and $100,024,022, respectively.

On September 30, 2002, the aggregate cost of securities for federal income tax purposes was $593,350,346. The gross unrealized appreciation and depreciation on securities based on tax cost was $28,579,973 and $47,145,480, respectively, with a net unrealized depreciation of $18,565,507.

As of September 30, 2002, the Fund had $264,423,109 in capital loss carryover for federal income tax purposes with $34,606,000 expiring in 2009 and $229,817,109 expiring in 2010.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund has incurred and will elect to defer post-October losses of $75,752,314.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from, or lend money to, other participating funds.

During the year ended September 30, 2002, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

Overdistributed Ordinary Income	Unrealized Depreciation	Capital Loss Carryforward sand Post-October Loss

$50,163	$18,565,507	$340,175,423

NOTES TO FINANCIAL STATEMENTS continued

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian arrangements, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $9,233, which represents 0.00% of its average net assets.

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended September 30, 2002, the Fund had no borrowings under this agreement.

11. CONCENTRATION OF RISK

The Fund may invest a substantial portion of their assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

12. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities. Prior to October 1, 2001, the Fund did not hold any fixed-income securities. As a result, adoption of this accounting principle has no impact to the Fund’s financial statements.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Emerging Growth Fund (formerly Evergreen Small Company Growth Fund) a portfolio of Evergreen Equity Trust, as of September 30, 2002, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Emerging Growth Fund (formerly Evergreen Small Company Growth Fund) as of September 30, 2002, and the results of its operations, changes in its net assets, and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
November 1, 2002

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OFFICERS
William M. Ennis† President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel†† Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce†† Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt††† Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft††† Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

† The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

†† The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

††† The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

BOARD OF TRUSTEES*
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust. Other directorships: None

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

BOARD OF TRUSTEES* continued

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust. Other directorships: None

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Richard K. Wagoner, CFA** Trustee DOB: 12/12/1937 Term of office since: 1999	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

** Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

Additional information about the fund’s Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $213 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of September 30, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

563825 11/2002

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034